EXHIBIT 10.1

Execution Version
FOURTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of November 9, 2020, is by and among FIRSTCASH, INC. (f/k/a FIRST CASH FINANCIAL SERVICES, INC.), a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto (collectively, the “Loan Guarantors”), the lenders identified on the signature pages hereto as the Lenders (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Loan Guarantors party thereto, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of July 25, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1     New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means November 9, 2020.

“Fourth Amendment Fee Letter” means Fee Letter dated as of November 9, 2020, by and between Wells Fargo Bank, National Association and the Borrower.

1.2    Amendment to the Definition of Acquisition. The definition of Acquisition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Acquisition” means any transaction, or any series of related transactions (including, without limitation, related mergers, consolidations and amalgamations), consummated on or after the Closing Date, by which the Borrower or any of its Subsidiaries (a) acquires any business, real estate assets, division, line of business or all or substantially all of the assets of any firm, corporation, partnership or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities or other Equity Interests of a corporation or other Person which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

1.3     Amendment to Definition of Applicable Margin. The definition of Applicable Margin set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means, for any day, with respect to any Loan, the applicable spread set forth below under the caption “CBFR Spread,” “Eurodollar Spread” or “Commitment Fee Rate,” as the case may be.

CBFR Spread	Eurodollar Spread	Commitment Fee Rate
150 bps	250 bps	32.5 bps

1.4    Amendment to Definition of Fee Letter. The definition of Fee Letter set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fee Letter” means that certain Fee Letter (as amended by that certain Engagement Letter dated as of November 15, 2019, by and between Wells Fargo Securities, LLC, Wells Fargo Bank, National Association, and FirstCash, Inc. and by the Fourth Amendment Fee Letter), dated as of June 13, 2016, by and between Wells Fargo Securities, LLC and First Cash Financial Services, Inc.

1.5    Amendment to Section 6.19(b). Section 6.19(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Leverage Ratio. The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than (i) 3.25 to 1.00 for the period beginning on July 1, 2020 and ending December 31, 2020, (ii) 3.50 to 1.00 for the period beginning January 1, 2021 and ending June 30, 2021, (iii) 3.25 to 1.00 for the period beginning July 1, 2021 and ending December 31, 2021 and (iv) 3.00 to 1.00 thereafter.

1.6    Amendment to Section 6.19(c). Section 6.19(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Domestic Leverage Ratio. The Borrower will not permit the Domestic Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than (i) 4.50 to 1.00 for the period beginning on the Third Amendment Effective Date and ending December 31, 2020, (ii) 4.75 to 1.00 for the period beginning January 1, 2021 and ending June 30, 2021, (iii) 4.50 to 1.00 for the period beginning July 1, 2021 and ending December 31, 2021, and (iv) 4.00 to 1.00 thereafter.

1.7    Amendment to Section 6.21. Section 6.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.21    Restricted Payments
The Loan Parties will not, nor will they permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Equity Interests of such Person, (b) to make dividends or other distributions payable to the Loan Parties (directly or indirectly through its Subsidiaries), (c) dividends or other distributions payable by a non-Loan Party to another non-Loan Party, (d) (i) regularly scheduled interest payments on Subordinated Indebtedness of any Loan Party and (ii) payments and/or prepayments of principal and related premiums or fees on Subordinated Indebtedness of any Loan Party so long as, after giving effect to such payment or prepayment on a pro forma basis, (x) no Default of Unmatured Default has occurred and is continuing or would result therefrom and (y) the Borrower and its Subsidiaries are in compliance with the financial covenants in Section 6.19 and (e) repurchases of Equity Interests of the Borrower and cash dividends by the Borrower; provided, after giving effect to such repurchase on a pro forma basis, (i) no Default or Unmatured Default has occurred and is continuing or would result therefrom and (ii) the Borrower and its Subsidiaries are in compliance with the financial covenants in Section 6.19; provided, further, that (A) if during the period beginning January 1, 2021 and ending June 30, 2021 (with such Restricted Payments, if any, to be paid in the following fiscal quarter consistent with the terms hereof) (x) the Domestic Leverage Ratio, determined as of the end of any fiscal quarter, is greater than or equal to 4.50 to 1.00 or (y) the Leverage Ratio, determined as of the end of any fiscal quarter, is greater than or equal to 3.25 to 1.00, then the Restricted Payments payable pursuant to clause (e) above for the following fiscal quarter shall be limited to the greater of (x) 25% of Consolidated Net Income for the prior fiscal quarter (for the avoidance of doubt, determined on a stand-alone basis and not for the four fiscal quarter period then ended) and (y) the Specified Amount (defined below); provided however, that notwithstanding the foregoing in this clause (A), any Restricted Payments constituting cash dividends payable pursuant to clause (e) above for the period beginning January 1, 2021 and ending June 30, 2021 (with such Restricted Payments, if any, to be paid in the following fiscal quarter consistent with the terms hereof), in excess of the amount otherwise permitted pursuant to this clause (A), shall be permitted provided that (i) the aggregate of all Restricted Payments in such fiscal quarter payable pursuant to this clause (A) are equal to the lesser of (x) $0.27 per outstanding share of capital stock of the Borrower and (y) $12,000,000 per fiscal quarter (the amount set forth in this clause (i), the “Specified Amount”) and (ii) the Borrower has sustained a positive Consolidated Net Income for each of (x) the most recently ended fiscal quarter and (y) the trailing twelve (12) month period ended as of the most recently ended fiscal quarter, (B) if the Domestic Leverage Ratio, determined as of the end of any fiscal quarter, is greater than or equal to 4.25 to 1.00, but is less than 4.50 to 1.00, then Restricted Payments payable pursuant to clause (e) above for the following fiscal quarter shall be limited to 50% of the Consolidated Net Income for the prior fiscal quarter (for the avoidance of doubt, determined on a stand-alone basis and not for the four fiscal quarter period then ended) and (C) if the Domestic Leverage Ratio, determined as of the end of any fiscal quarter, is greater than or equal to 4.00 to 1.00, but is less than 4.25 to 1.00, then Restricted Payments payable pursuant to clause (e) above for the following fiscal quarter shall be limited to 75% of the Consolidated Net Income for the prior fiscal quarter (for the avoidance of doubt, determined on a stand-alone basis and not for the four fiscal quarter period then ended).

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Fourth Amendment shall become effective as of the day and year set forth above (the “Fourth Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Amendment. The Agent shall have received a copy of this Fourth Amendment duly executed by each of the Loan Parties, the Required Lenders and the Agent.

(b)    Default. After giving effect to this Fourth Amendment, no Default or Unmatured Default shall exist.

(c)    Fees and Expenses. The Agent shall have received from the Borrower (i) the fees agreed to between the Lenders and the Borrower related to this Fourth Amendment (including, for the avoidance of doubt, the fees set forth in the Fourth Amendment Fee Letter) and (ii) such other fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Fourth Amendment.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Fourth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Fourth Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Fourth Amendment.

(b)    This Fourth Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Fourth Amendment.

(d)    At the time of and immediately after giving effect to this Fourth Amendment, the representations and warranties contained in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case described in clauses (i) and (ii) above, on and as of the date of this Fourth Amendment as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date.

(e)    After giving effect to this Fourth Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default.

(f)    The Obligations and Guaranteed Obligations are not reduced or modified by this Fourth Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations and Guaranteed Obligations.

3.4    Loan Document. This Fourth Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.

3.6    Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Fourth Amendment.

3.7    Entirety. This Fourth Amendment and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Fourth Amendment by telecopy or other electronic means shall be effective as an original.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    CHOICE OF LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

3.11    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.12    Consent to Jurisdiction; Waiver of Jury Trial. The terms of Sections 15.2 and 15.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Fourth Amendment to be duly executed on the date first above written.

BORROWER:
FIRSTCASH, INC., a Delaware corporation

By:
Name:    Rick L. Wessel
Title:    Chief Executive Officer

Address for Notices for Borrower:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LOAN GUARANTORS:
FAMOUS PAWN, INC.,
a Maryland corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS CO, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS CORP.,
a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LOAN GUARANTORS (CONT’D):
PAWN TX, INC.,
a Texas corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

LTS, INCORPORATED,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LOAN GUARANTORS (CONT’D):
MISTER MONEY -- RM, INC.,
a Colorado corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS SC, INC., a South Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS NC, INC., a North Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), a Texas limited liability company

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):
CASH AMERICA CENTRAL, INC., a Tennessee corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA EAST, INC., a Florida corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA HOLDING, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA MANAGEMENT L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA PAWN L.P., a Delaware limited partnership

By: CASH AMERICA HOLDING, INC., its general partner

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):
CASH AMERICA WEST, INC., a Nevada corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF ILLINOIS, an Illinois corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF LOUISIANA, a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA, INC. OF NORTH CAROLINA, a North Carolina corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):
CASH AMERICA, INC. OF OKLAHOMA, an
Oklahoma corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA INTERNET SALES, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASH AMERICA OF MISSOURI, INC., a Missouri corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CASHLAND FINANCIAL SERVICES, INC., a Delaware corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

CSH HOLDINGS LLC, a Delaware limited liability company

By: FRONTIER MERGER SUB, LLC (S/B/M CASH AMERICA INTERNATIONAL, INC.), its sole member

By: FIRSTCASH, INC. (F/K/A FIRST CASH FINANCIAL SERVICES, INC.), its sole member

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):
GEORGIA CASH AMERICA, INC., a Georgia
corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRSTCASH, INC., a Nevada corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS OK, INC., an Oklahoma corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS MO, INC., a Missouri corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FCFS IN, INC., an Indiana corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

FIRST CASH MANAGEMENT, L.L.C., a Delaware limited liability company

By:
Name: Rick L. Wessel
Title: Manager

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LOAN GUARANTORS (CONT’D):
FCFS KY, INC., a Kentucky corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

LWC, LLC, a Kentucky corporation

By:
Name: Rick L. Wessel
Title: Chief Executive Officer

Address for Notices for all Loan Guarantors:

1600 W. 7th Street
Fort Worth, TX 76102
Attention: Rick L. Wessel

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDERS:
BOKF, NA d/b/a Bank of Texas,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDERS:
TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDERS:
Zions Bancorporation, N.A. dba Amegy Bank,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDER:
PROSPERITY BANK, a Texas banking association,
successor by merger to LEGACYTEXAS BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDER:
FIRST HORRIZON BANK (f/k/a FIRST TENNESSEE
BANK NATIONAL ASSOCIATION),
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDER:
INDEPENDENT BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDER:
SOUTHSIDE BANK,
as a Lender

By:
Name:
Title:

FIRSTCASH, INC.
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
LENDER:
BBVA USA,
as a Lender

By:
Name:
Title: